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THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.
Supplement dated March 16, 2005 to the Prospectus dated May 1, 2004

Effective March 16, 2005, the information under the heading "Fund Management - Portfolio Manager" with respect to The Guardian Stock Fund (the "Fund") is amended as follows:

PORTFOLIO MANAGERS

Thomas G. Sorell, CFA, serves as the Fund's co-portfolio manager as of March 2005. Mr. Sorell is President of all of the Guardian-sponsored mutual funds.
He has been Executive Vice President and Chief Investment Officer of Guardian Life since January 2003, and in that capacity has oversight responsibility for all of Guardian's equity and fixed income assets. He previously served as Senior Managing Director, Fixed Income Securities, and has served as portfolio manager of both The Guardian Bond Fund, Inc. and The Guardian VC High Yield Bond Fund, as well as the fixed income assets of Guardian Life and other Guardian subsidiaries.

Matthew P. Ziehl, CFA, serves as the Fund's co-portfolio manager as of March 2005 and continues to serve as portfolio manager of The Guardian Small Cap Stock Fund. He is a Managing Director of Guardian Life. Before joining Guardian Life in December 2001, Mr. Ziehl was a Team Leader within Salomon Brothers Asset Management, Inc. for small cap growth portfolios from January 2001, and a co-portfolio manager of the Salomon Brothers Small Cap Growth Fund from August 1999.